Exhibit 99.1

2009 Annual Investor Conference & Property Tour

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, which are beyond the Company’s control. Additional information or factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. CUSHMAN & WAKEFIELD DISCLAIMER: This report contains information available to the public and has been relied upon by Cushman & Wakefield on the basis that it is accurate and complete. Cushman & Wakefield accepts no responsibility if this should prove not to be the case. No warranty or representation, express or implied, is made to the accuracy or completeness of the information contained herein, and same is submitted subject to errors, omissions, change of price, rental or other conditions, withdrawal without notice, and to any special listing conditions imposed by our principals. Forward Looking Statements

Andrew Mathias President & CIO Marc Holliday CEO Edward Piccinich EVP, Dir. Of Management & Construction Steven Durels EVP, Dir. Of Leasing & Real Property Gregory Hughes COO & CFO Key Note Speakers

Neil Kessner EVP, General Counsel – Real Property Isaac Zion Managing Director David Schonbraun Managing Director Matt DiLiberto Chief Accounting Officer Andrew Levine Chief Legal Officer Featured Speakers

2009 Achievements NYC Leasing Market NYC Development Investments SL Green NYC Portfolio Retail The Suburban Portfolio Structured Finance Special Servicing Real Estate Taxes Financial Aqueduct Guidance 100 Church St. Discussion Topics New York City 2010 Goals & Objectives

2009 Achievements

Preemptive Measures Sold Vulnerable B-Assets (> $3.0B) Acquired Defensive A-Assets (> $5.0B) Sold Non-Stabilized Suburban Portfolio (> $2.0B) Extended Line of Credit for 5 Yrs. ($1.5B) Issued Common Equity (> $2.1B) Maintained a Manhattan Centric Focus (> 90.0% of Assets) Made Significant Capital Improvements to Portfolio Assembled Highest Quality Management Team in NYC

Recent Strategic Initiatives Deleverage Balance Sheet Raised Common Equity Repurchase Discounted Liabilities Monetize Assets Refinance Near-Term Maturities Shore-Up Portfolio Tenancy Defer Discretionary Capital Expenditures Reduced Overhead Aggressive Asset Management Reduced Dividend

2009 Report Card Maintain NYC Portfolio Occ. @ >95% Achieve MTM on New NYC Leases >10% Reposition & Lease 333 W. 34th St. Sign >1M SF of New & Renewal Leases Floor Liquidity of $300M Free Cash Refinance >$250M of Property Mtges. Reduce Recourse Obligations >$250M Reduce Capex by $50M from ’08 to ’09 Dispose of >$200M of Mature Assets Reduce Structured Finance to <$725M Internalize GKK Manager Reduce G&A by an Additional $5M Finish in Top 25% of Peer Group TRS Anticipated to be 95.2% at YE 2009 Average MTM ~18% for YTD 2009 Not Completed >1M SF Signed Through 10/31/09 Maintain ~$750M of Cash on Hand Refinanced/Upsized $544M of Mtges. Repurchased/Repaid >$1B YTD 2009 Est. Savings of ~$47M at YE 2009 Disposed of >$250M of Mature Assets Balance Reduced to $615M at 9.30.09 Internalization Closed 4.24.09 Anticipated Reduction ~$20M Rank as of 12.4.09 is....

Source: Stifel, Nicolaus & Company, Incorporated Weekly Office Scorecards 38.8% Biomed Realty Tr. 49.8% Mack Cali Realty Corp. 54.0% Brandywine Realty Tr. 92.2% SL Green 110.7% HRPT Properties Tr. (40.1)% Cousins Prop’s. (8.2)% Investors REIT (7.8)% Franklin Street Prop’s. 4.0% Washington REIT 4.3% Alexandria RE Eq. 11.0% Maguire Prop’s. 12.0% Douglas Emmett 21.6% Parkway Prop’s. 23.3% Corp. Office Prop’s. 24.3% Vornado Realty Tr. 32.1% Boston Prop’s. YTD Total Return Sector Leading TRS

New York City

NYC Monthly Office-Using Employment Thousands Recession to Date: 81,600 Office Jobs Lost Most of the job loss in NY has been in the key office-using sectors – Financial, Professional Services & Information (media). Together these three sectors have lost 81,600 jobs accounting for 61% of all the jobs lost. Source: Cushman & Wakefield 1,000 1,050 1,100 1,150 1,200 1,250 1,300 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008

NYC Job Loss Vacancy Impact ~2.0M SF -18.4 -81,600 0.5% Additions to Inventory ~11.0% Current Overall Manhattan Vacancy Rate 5.0% Estimate of 225 SF Per Job Loss Peak to Current: Total Job Losses ~5.5% Peak Manhattan Vacancy Rate (June 2007) Source: Cushman & Wakefield

Projected Manhattan Vacancy A total office-using job loss of 125K (i.e. an additional 44K jobs on top of the 81K already lost) will push the Manhattan vacancy rate from 11.3% currently to about 14% or perhaps a bit higher by Mid-2010. If the job loss is more modest (an additional 29K for a total of 100,000) the vacancy rate will peak at ~13% Source: Cushman & Wakefield 13.0% 14.3% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% 17% 18% 2002 2003 2004 2005 2006 2007 2008 2009 2010 Vacancy Rate

Manhattan Leasing Market

Source: Cushman & Wakefield Research Greater than 500,000 SF (3) 250,000 - 500,000 SF (7) 100,000 – 250,000 SF (31) Midtown Large Block Availability Direct Space Total Large Block Direct Space Availability: ~9.0M SF

Source: Cushman & Wakefield Research Midtown Large Block Availability Sublease Space Greater than 500,000 SF (0) 250,000 - 500,000 SF (2) 100,000 – 250,000 SF (13) Total Large Block Sublease Space Availability: ~2.7M SF

Midtown Leasing Velocity In ‘000’s of SF Source: Cushman & Wakefield Average Leasing 1,146 SF 519 906 413 565 483 1,404 1,423 916 1,105 904 1,123 0 200 400 600 800 1,000 1,200 1,400 1,600 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 577 SF

Manhattan Development

NYC Office Construction Annual Added Inventory Historical Construction Completions New Construction (In Process) Source: Cushman & Wakefield 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (msf)

Manhattan Office Inventory 365M SF 2010 Inventory 23M SF New Development (8M SF) Residential & Hotel Conversions 7M SF Additions to the Market (14M SF) World Trade Center 357M SF 2000 Inventory Source: CBRE

Source: Cushman & Wakefield Research New Construction & Future Development Completed (2) Proposed New Development (16) Under Construction - Active (3) Total New Construction & Future Development: Availability: ~35M SF

Capital Allocation Through the Business Cycle Trough Recovery Trough Recession Peak Recovery Structured Finance Opportunistic Opportunistic Buy Vacancy Harvest Buy Credit Leased Acquired TIAA Complex Sold ~$3B Acquired 388 Greenwich 2001 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Satisfaction Levels Increasing Key Performance Indicators – Time Trend = Mean score statistically higher than prior year 82% 62% 86% 74% 85% 64% 90% 79% 88% 62% 93% 84% 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 Overall Satisfaction Renewal Intentions Mgmt. - Overall Satisfaction Leasing - Overall Satisfaction Kingsley Index SLG 2008 Same Store SLG 2009 Same Store

Recognizing Excellence

SL Green’s Recent Awards Construction 2008 BOMA NY Pinnacle Award for New York City 2009 Middle Atlantic Regional Building of the Year 2009 BOMA International Building of the Year Building Management and Operation 2007 Property Manager of the Year 2008 Renovated Building of the Year 2009 Renovated Building of the Year 2009 Operating Office Building of the Year 2009 Runner up for Property Manager of the Year

Investments

Investment Highlights Closed Sale of 55 Corporate Dr. Closed Multiple Secured Financings & Refinancings 420 Lexington Ave. 625 Madison Ave. 100 Park Ave. 1551 Broadway Closed Purchase of New Structured Finance Investments 450 West 33rd St. 1330 Ave. of the Americas Pending Transactions 485 Lexington Sale 1515 Broadway Financing

NYC Capital Markets Sales Activity (Billions) Price PSF Manhattan Annual Investment Sales Activity Source: Cushman & Wakefield Capital Markets Group Closed 3Q09 sales are $2.75B; closed and under contract sales are $3.8B. (1) 2008 Average price PSF excluding GM Building: $832 PSF (2) Price PSF based on the only two MT Class A sales through 9/15/09: 1540 Broadway and Worldwide Plaza 41 191 346 259 170 165 83 58 78 111 155 173 128 # of Deals $7.2 $9.0 $9.0 $10.3 $12.0 $8.5 $10.0 $15.1 $20.9 $34.8 $19.6 $2.8 $48.5 $335 $941 $875 $749 $549 $434 $475 $443 $421 $340 $308 $336 $253 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 (1) 3Q09 (2) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Midtown and Midtown South Downtown Weighted Average Midtown Class A Office Price PSF

Manhattan Notable 2009 Sales





The New York Times


Address	70 Pine Street	825 Eighth Ave. (WW Plaza)	1540 Broadway	620 Eighth Ave. (NY Times)	452 Fifth Ave. (HSBC)
Status	Closed 2Q09	Closed 2Q09	Closed 1Q09 (Condo Unit)	Closed 1Q09 (Condo Unit)	Under Agreement
Size	1.5MSF	1.9MSF	905,000SF	750,000SF	896,000SF
Reported Sale Price	$150M $102/SF	$590M $308/SF	$355M $392/SF	$225M $300/SF	$330M $368/SF
Seller / Buyer	AIG / Young Woo & Kumbo	Deutsche Bank / Comfort & Sons w. Longview & DRA	Deutsche Bank / CBRE Investors	New York Times / WP Carey	HSBC / Midtown Equities & IDB

Market Data Source: Cushman & Wakefield

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20.6 Top 10 Commercial Office Owners in Midtown The 10 Largest Landlords in Midtown Own Over 100M SF Source: Company Filings & Public Information Millions of SF Tishman , 16.6 Durst, 8.6 BPO, 4.5 51.3 35.7 16.6 Fisher, 5.1 Rudin, 6.0 W&H, 8.0 Paramount, 8.0 BXP, 8.9 VNO, 17.3 REIT Family REOC

Cap Rates vs. Treasury Rates Source: Cushman & Wakefield Capital Markets Group & Bloomberg 0% 2% 4% 6% 8% 10% 12% 1982 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 FWD 2 FWD 4 FWD 6 FWD 8 FWD 10 10-year Swap Class A Cap Rate Log. (Average (MidPt of Spread))

Global Capital Flows Korea China Hong Kong Singapore Australia Norway Netherlands Germany

NYC vs. London London City Midtown NYC 39% ~21% Financial Services Tenancy 14.4% 11.7% Current Vacancy Rate 8.5% 5.2% Vacancy Rate at Peak (’06 – ’07) 8.0% 0.5% Supply Under Construction -33% -30% Rental Declines (Fall from Peak to Current) 5.5-7.0% 5.5 – 6.5% Office Yield Currently 4.25% 3.25% Office Yield at Market Peak (%) ~ 61M SF ~240M SF Size of Office Market Source: Macquarie Capital Advisers, PPR, PMA, Colliers and Cushman & Wakefield

SL Green NYC Portfolio

2009 Leasing Activity 1,718,681 SF 209 Total Leasing Activity 640,092 SF 40 Total Pending Transactions 514,684 SF 21 Renewal Leases 125,408 SF 19 New Leases Pending Leases 1,078,589 SF 169 Total Complete Transactions 539,242 SF 87 Renewal Leases 539,347 SF 82 New Leases: Year-To-Date Completed Transactions *Data reflects grown square footage Represents NYC leasing activity

SLG Consistently Outperforms the Market 9% 5% 8% 9% 93% 96% 98% 95% 95% 99% 99% 97% 98% 98% 97% 96% 96% 96% 97% 97% 97% 96% 87% 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% 92 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 SLG NYC Occupancy Class A Midtown Occupancy

Aggressive Leasing Has Substantially Reduced Lease Roll Through 2013 SLG Manhattan Portfolio Lease Roll (Data in Millions of SF) Average Lease Term on 2009 Leases Signed ~10.8 yrs. Based on gross square footage 0.0 3.0 6.0 9.0 12.0 15.0 4q09 2010 2011 2012 2013 Thereafter

SL Green Portfolio

< $40/PSF $40-$50/PSF $50-60PSF > $60/PSF SL Green Portfolio – Esc. Rents SLG NYC Properties Not Shown: 673 1st St. 1 Madison Ave.

100 Church St. (~50%) 333 West 34th St. 58% (26%) 521 Fifth Ave. 17.0% (14.3%) 100 Park Ave. 15.8% (12.5%) 317 Madison Ave. 12.7% (11.4%) SLG Buildings with >10% Vacancy SLG NYC Properties Not Shown: 673 1st St. 1 Madison Ave.

SL Green Portfolio – Big Blocks 100 Church St. 539.7K SF 333 West. 34th St: 172.7K SF 1221 AoA 97.7K SF 1515 Broadway 64.8K 100 Park Ave. 88.3K SF SLG NYC Properties Not Shown: 673 1st St. 1 Madison Ave.

SLG Sublease Availability Tower 45 One Madison Ave. 711 Third Ave. 19 West 44th St. 750 Third Ave. 521 Fifth Ave. 485 Lexington Ave. 220 East 42nd St. Building 26,660 116,294 7,681 17,840 75,114 5,738 178,316 27,332 RSF Total Sublease Space: 781,947 RSF (3.2%) 19,849 420 Lexington Ave. 7,134 461 Fifth Ave. 44,494 810 Seventh Ave. 39,166 100 Park Ave. 4,993 16 Court St. 162,811 1221 Ave. of Americas 3,106 317 Madison Ave. 45,419 100 Church St. RSF Building Competitive Sublease Availability: 390,598 RSF (1.6%) Term Constrained (<5yrs) Space: 391,349 RSF (1.6%) *NYC Portfolio Only

Retail

Retail Accomplishments Open for Business 27-29 West 34th St.: Geox & Aldo 1551 Broadway: American Eagle Outfitters Buyouts 141 5th Ave.: Replaced Bath & Body Works with Cole Haan ~2.5x’s Existing Rent 717 5th Ave.: Completed Buyout with Escada Prior to Corporate Bankruptcy Insures Lease is not Sold as Part of Ch. 11 Proceedings Actively Negotiating Retail @1515 Broadway Completed Restructuring of Mezzanine Loan at 666 5th Ave. $64.5M in New Cash Equity Termed Out Cap Structure for 5 Yrs Relocation of Abercrombie & Fitch

29 West 34th Street

29 West 34th Street

BEFORE CONSTRUCTION 1551 Broadway

1551 Broadway

SL Green Suburban Portfolio

Suburban Portfolio Management Jason Black Scott Tangredi Brian Van Riper Tom Giantomidis Mike Jacopino Walter Marable Clark Briffel Ted Grogan Bill Muzzio Tammy Cuomo Greg Caggainello Larry Kwiat Development & Construction Property Management Asset Management/ Finance Leasing John Barnes SVP Senior Director Suburban Division Isaac Zion Managing Director

The Westchester & CT Portfolio

Suburban Portfolio Summary Data as of 9/30/09 4,012,500 145,500 1,602,200 129,700 2,135,100 SLG Share of Total Sq. Feet 5,121,900 29 Total 582,100 2 New Jersey 1,764,700 12 Connecticut 640,000 2 Long Island 2,135,100 13 Westchester Total Sq. Feet # of Buildings Market

SLG Consistently Outperforms the Market Market Data: Cushman & Wakefield 90% 89% 88% 87% 83% 79% 82% 84% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% Q107 YE 2007 YE 2008 Q3 2009 Reckson/SLG Class A Westchester/CT

Tenant Satisfaction Outperforms 4.17 4.21 3.97 4.36 4.39 4.22 4.35 4.54 4.29 4.43 4.29 4.50 4.49 4.37 4.54 4.65 Overall Satisfaction Overall - Prop Recommendation Leasing - Overall Satisfaction Prop Mngt - Overall Satisfaction Prop Mngt - Accessibility Prop Mngt - Problem Resolution Prop Mngt- Special Requests Prop Mngt - Professionalism Kingsley Index Avg. Reckson (SLG)

2009 Suburban Accomplishments Property Sales 55 Corporate Dr., Bridgewater, NJ for $230M 6.9% Cap Rate, $343 PSF 399 Knollwood Road, White Plains, NY for $21M 8.3% Cap Rate, $142 PSF Maintained Positive NOI Growth Year-Over-Year BOMA Awards Hall of Honor Award – Reckson a Division of SL Green Toby Award – Best Renovation: 150 Grand Street

2009 Suburban Operating Initiatives Anticipated Reduction of Overall Expenses of ~10% Reduced Total Operating Expenses for West/CT by ~$5.0M Energy Reduction / Market-Leading Green Initiatives Westchester and Connecticut lighting retrofit program Annual savings: > $500K, 1.3 yr. payback Re-bid all major contracts along with Energy Initiatives resulting in approx. 17% Utility Expense Savings Completed installation of solar roof at 500 West Putnam

2009 Suburban Leasing Accomplishments Signed >705,000 SF Major Leases Signed include: New 23,250 SF Gerald Metals Renewal 24,750 SF Medcon Acquis Renewal 31,700 SF Abovenet Renewal 37,200 SF Deloitte LLP New 52,400 SF Con Ed Solutions Renewal 115,000 SF Verizon Top 20 Deals in Market – Westchester & CT # of Deals Total Square Footage Reckson SLG, 8 Market, 12 Reckson SLG, 291,000 Market, 477,000

2009 Suburban Leasing Accomplishments 272,000 684,000 324,000 As of December 2009 291,400 794,000 544,000 12 Months Ago 2012 2011 2010 Lease Rollover >20% Reduction in Rollover Exposure

2010 Objective/Challenges Maintain Occupancy at ~90% Continue to Lease up Redevelopment Projects 125 Chubb Way 150 Grand St. Study Lobby/Concourse Redevelopment at Landmark Square Continue & Expand Energy/Green Initiatives Explore Additional Pre-built Opportunities

Structured Finance

Structured Finance History $38,282 Unamortized Discount ~$250,000 Investment Income Since Inception $592,371 Carrying Value $1,455,772 Total Payoffs $2,313,695 Total Originations 78 Number of Investments Amounts in 000’s except for Number of Investments

Structured Finance Overview 17.8% $105,708 12 Subtotal 3.0% $17,538 6 Other 100.0% $592,371 31 Total 14.8% 82.2% 0.8% 81.2% % $88,170 $486,663 $4,867 $481,795 Amount ($’s in 000’s) 6 Office Other 19 Subtotal 4 Other 15 Office/Retail NYC # of Positions Structured Finance Data as of Sept. 30, 2009 & Pro forma for 100 Church foreclosure and 1330 bond purchases

Structured Finance Classifications Held for Investment (not Mark-to-Market) Intent & ability to hold the investment until stated maturity date Carried at cost, net of unamortized fees or discounts Potential for reserves based on value of underlying collateral Impairment assessed quarterly Held for Sale (Mark-to-Market) Intent to sell the investment (generally within 12 months) Carried at the lower of cost, net of unamortized fees or discounts, or market value, net of sales costs Carrying value adjusted quarterly depending on market conditions

Accrual vs. Non-Accrual Considerations For Non-Accrual Delinquent payment Recoverability of interest and principal (Sponsor, Business Plan) Cash Pay versus Payment in Kind (PIK) $59,146 $14,678 $41,930 $2,538 9/30/09 Carrying Value 5 2 Preferred Equity 2 Mezzanine Debt 1 Mortgage Participation # of Investments

Troubled Debt Restructurings (TDR’s) Governed by FASB Statements 15, 114 and 118 Creditor modifies material terms of a debt arrangement in order to alleviate burden on the debtor Carrying value is reduced if the PV of future cash flows using a DCF model is less than the current carrying value The discount rate is the original effective interest rate of the investment Income recognition is evaluated in same manner as other SF investments

Potential Pipeline

Property	SF	Investment Type	SLG Carrying Value (000's) (1)	Senior Financing (000's)	Last $/SF	Final Maturity (3)
5 Times Square	1,101,779	Mezzanine Debt	$82,339	$1,139,000	$1,109	Mar-17
620 Sixth Avenue	694,517	Jr. Mortgage Debt	28,362	205,000	336	Feb-16
620 Sixth Avenue	694,517	Mezzanine Debt	30,126	235,000	382	Feb-16
Starrett Preferred	2,309,739	Preferred Equity	40,925	210,868	109	Feb-14
450 West 33rd	1,621,808	Mezzanine Debt	35,069	365,000	247	Jul-12
1330 Ave. of the Americas (2)	528,000	Rake Bonds	29,964	187,000	424	Jan-12
530 Fifth Ave	510,813	Mezzanine Debt	25,000	200,000	440	May-16
1166 AoA (4)	560,925	Mezzanine Debt	22,782	314,319	670	Dec-12
110 E 42nd Street	207,000	Mezzanine Debt	15,690	90,000	511	Jul-17
17 Battery	399,324	Jr. Mortgage Debt	7,000	53,000	150	Nov-12
Sub-Totals / Wtd Avg	7,933,905		$317,256	$2,764,187	$547	Feb-15
885 Third Ave	609,958	Fee Position	53,224	267,650	597	-
2 Herald Square	354,398	Fee Position	37,213	191,250	731	-
Sub-Totals / Wtd Avg	964,356		$90,437	$458,900	$652	-
Grand Totals / Wtd Avg	8,898,261		$407,693	$3,223,087	$570	-

**Data As of Sept. 30, 2009*

(1) Reflects loan loss reserves, unamortized discounts and redemptions & sales of loans

(2) Includes SLG's position in 4 separate rake bonds (33.33% of AOA1, 18.18% of AOA2, & 100% of AOA3 & AOA4)

(3) Assumes all ext. options are exercised

(4) Loan is personally guaranteed by Borrower

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220 East 42nd St. Acquired Feb. 2003 521 Fifth Ave. Acquired March 2006 1250 Broadway Acquired Aug. 1999 100 Church St. Projected Foreclosure Jan.2010 Structured Finance Creates Pipeline 609 Fifth Ave. Acquired June 2006

1330 Avenue of the Americas Case Study $240M Mortgage ($187M A Note & $53 of Rake Bonds) Extended Maturity of January 2012 Purchased $36M of Rake Bonds at Avg. Price of $0.82 Weighted Avg. Yield to Final Maturity of 11.7% $/PSF Ranges of $377 - $455 Controlling Holder with Green Loan Services as Special Servicer Property Owned by Canadian Pension Fund

100 Church St.

100 Church Street Case Study ~1.1M SF Property: ~50% Occupied Aug. 2007: Purchased 50% Interest in Mezzanine Loans from Wachovia Aug. 2009: Obtained Consensual Management & Leasing Control Jan. 2010: Foreclosure to be Consummated Restructuring & Increasing Term on Mortgage Loan Gross Basis Net of Reserves: $180M ($172 PSF)* $56.5M of Reserves Available to Lease & Reposition the Property Will Employ Proven Downtown Repositioning Formula 90 Broad St., 125 Broad St., & 17 Battery * Post Foreclosure

Strengths Large, Efficient Floor Plates Convenience to Mass Transportation Proximity to Tribeca Limited Big Block Competition Majority of Capital Program Already Complete Reputation of SLG Competitive Pricing 100 Church St. Weaknesses Prior Ownership Proximity to Trade Center Construction Zone Physical Appearance of Lobby Modest Ceiling Heights Market Risk of Future Competitive Inventory

100 Church St. Repositioning Action Plan Create a Strong First Impression Lobby Redesign Upgrade Building Entrance Add Messenger Center Complete Window Replacement Program Renovate Bathrooms Implement SLG Property Management Standards Leasing Strategy Introduce Building as Part of the SLG Portfolio Intensive Outreach to Brokerage & Tenant Communities Develop Building Identity “White Box” Show Floors Prepare Collateral Marketing Material Direct Mail, Electronic Marketing, Advertising Host Broker Breakfast/Lunch Tenant Canvassing Campaign Continually Re-Affirm SLG Commitment to Building

Accounting for 100 Church CURRENT: Structured Finance investment on non-accrual with a carrying value of ~$40.9M* UPON FORECLOSURE: Unconsolidated JV 50/50 Joint Venture Reclassified from Structured Finance to Investment in Joint Ventures SLG’s pro rata share of JV income recognized in Income from Unconsolidated JV’s *As of Sept. 30, 2009 CAVEAT: If SLG were to buy out the JV partner or take disproportionate control of the venture, SLG would consolidate the investment and follow purchase accounting

Special Servicing

Green Loan Services Overview Wholly owned subsidiary of SL Green Utilizes SLG’s asset management platform to monitor performance and credit risk, provide analysis, create business plans, & implement workout strategies SLG Management Team has 10+ Yrs Workout Experience/Person GLS has provided Asset Management & Special Servicing responsibilities to: SL Green Structured Finance ($2.2B - 78 positions) Gramercy Capital Corp. ($5.8B – 150 positions) Institutional Third Parties ($1.0B Debt + Equity Joint Ventures) GLS & SLG have managed approximately $4.0B (by UPB, $24.1B total cap stack) of loan workouts, restructurings, and other special servicing assignments covering 61 loan positions

Current Servicing Book & Fees GLS is currently special servicing 12 loans totaling $1.65B UPB Fees Estimated to be Received FY 2009: $5.21M Expected Fees 2010*: $10.0M Case Studies: 17 Battery Beacon Portfolio *Based on existing special servicing loans only; does not assume full recovery of all positions in determining resolution fee.

Rating Chronology May 2005: Initial Standard & Poor’s rating May 2009: Standard & Poor’s Upgrade to Above Average June 2009: Fitch issues initial rating of CLLSS2- The first & to date only such large loan designation issued Fitch rating allows GLS to service large loans within securitization pools

Property Type & Geographic Diversity By Property Type By Geographic Location Retail, 12% Hotel, 10% Land, 6% Industrial, 1% Other, 2% Residential, 25% Office, 44% SW, 9% MW, 1% NE (non-NYC), 17% NYC, 40% SE, 10% W, 23%

Top Tier Partners & Clients

Real Estate Taxes

NYC Real Estate Taxes SLG’s Largest Operating Expense in 2009 are Real Estate Taxes: $200M Despite Reductions in Rents & Property Values, RE Taxes are Generally Not Falling – Why??? NYC increases RE Taxes to balance its budget NYC sets Market Values (MV) based upon 2 yr. old data and changes in MV are phased in over 5 years 2009/2010 RE Taxes Are Based Upon 2007/08 Market High Rents & Property Values - NOT current market conditions

Determining NYC RE Taxes RE Taxes based upon a building’s “Market Value” (MV) MV = NOI / NYC Cap Rate Cap rates based on NYC Guidelines (not sale price) differ dramatically from the marketplace Vary year-to-year & by submarket MV x 45% = Actual “Assessed Value" (AV) Changes in AAV ( or ) are phased in over 5 yrs = “Transitional Assessed Value” (TAV) Rationale: In markets owners are protected from sharp increases in taxes & In markets NYC is protected from steep declines in tax revenue NYC Tax Rate x lower of the AAV or TAV = Annual Tax Bill NYC’s tax rate varies from year-to-year based upon NYC’s budget needs

Case Study *For tax assessment purposes only $7.1M Real Estate Tax 10.2% Tax Rate $69.6M Transitional AV $73.4M Actual AV (45%) $163.0M Market Value* (NOI/Overall Cap) 12.8% Overall Cap Rate 4.5% Effective Tax Rate 8.3% Cap Rate (Base) $20.9M NOI

Historical Case Study $19.8 $152.0 $68.4 $67.0 $7.4 $20.7 $162.0 $72.9 $68.1 $6.9 $20.9 $163.0 $73.4 $69.6 $7.1 $25.5 $191.0 $86.0 $7.5 $70.5 NOI Market Value Actual AV Transitional Taxable Amount 2006/07 2007/08 2008/09 2009/2010

Aggressive Management of Tax Process Calculate NOI for Purposes of Reporting Cap Income Effectively Utilize tax incentive programs Present updated financial information when material changes occur Aggressively contest assessments at every stage of the process

Structuring Leases to Maximize Recoveries Require Tenants to Pay Proportionate Share of tax increases Carefully select base tax years in tenant leases Require tenants to conform to tax incentive programs Adjust base tax years downward to increase recoveries

Results Speak for Themselves For the Calendar Year 2009 Obtained higher than average reductions in assessed values totaling $78M YTD Achieved tax savings from incentive programs totaling $33M Recognized Over Time Recovered 89% of real estate tax increases incurred

Aqueduct

Compelling NYC Opportunity Unique Gaming, Entertainment & Retail Opportunity Largest Redevelopment Site in NYC Leverages SLG’s Development & Retail Experience, Expertise & Franchise High Potential Returns Relative to Capital Investment Project is Shovel Ready

Most Qualified Team Only True NY Team SL Green Realty – Sponsor & Developer Hard Rock – Gaming Operator & Branding Robert L. Johnson - Founder of BET & Successful Entertainment & Sports Marketing Entrepreneur Jeff Gural, CEO of NY based Newmark Knight Frank & Owner of Other NY based Racinos Dan Tishman, Chairman of NY based Tishman Construction - The World's Leading Gaming Construction Company NY based Asset Management Firm

Bid Highlights $300M Payment to the New York State $200M Upfront Payment $100M Additional Payments to be Paid Out Over Time Subject to Certain Conditions $300M - $400M Gaming Facility $250M of Which is Funded by NY State Bond Issuance Long-Term Ground Lease for Additional Development Opportunities

Aqueduct

142 Miles 141 Miles 2,248 Miles Mohegan Yonkers Raceway Atlantic City New York New Jersey Connecticut NYC Sands Monticello Raceway Foxwoods MANHATTAN – NEW YORK CITY Aqueduct

10 Miles In a recent study: 67% residents want a NY based developer 84% residents want an experienced casino operator 60% residents favor Hard Rock Local market potential 16MM Aqueduct Aqueduct

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Aqueduct

Financial

Don’t “Sadler” Up with Blinders On April Fools Day 2009: Analyst Price Target – $8.00/share SLG Cash on Hand - $8.92/share “Too Hot to Handle” “Mired in complexity” “Options cancellation is a head scratcher”

Strengthening & Simplifying The Balance Sheet Repurchased or repaid over $1.0B of unsecured corporate debt since Oct 2008, recognizing economic gains of $208M Issued $405M of Common Stock in May 2009 Retained an additional $165M of cash flow through strategic dividend management Refinanced and/or expanded 4 first mortgages totaling $544M Maintain over $750M of cash on hand Reduced structured finance balances by over $132M Sold 2 suburban properties for gross proceeds totaling $259.8M

2009 Capital Raising Efforts 145,000 Refinanced the first mortgage at 420 Lexington Avenue Gross Proceeds* (in 000’s) $1,431,900 133,600 Refinanced the first mortgage at 1551-1555 Broadway 225,000 Refinanced the first mortgage at 100 Park Avenue 40,000 Expanded the existing financing at 625 Madison Avenue 165,000 Increased internally retained cash flow by reducing the annual common dividend to $0.40/share 259,800 Sold 2 suburban office properties 58,500 Sold structured finance investments $405,000 Sold 19.55M shares of common stock at $20.75 per share *Gross of transaction costs and JV partner interests

SLG Has Substantially Deleveraged Over the Last 12 Months 15.7% - 10.0% 11.9% 16.8% 14.1% YTM - 200,000 200,000 7.75% Unsecured Notes due 2009 7,682 37,742 45,424 Senior Unsecured Line of Credit 174,891 384,564 559,455 3.00% Convertible Notes due 2027 $207,781 $794,973 $1,002,754 2,760 23,633 26,393 5.15% Unsecured Notes due 2011 $22,448 $149,034 $171,482 4.00% Convertible Notes due 2025 Gain Purchase/ Repayment Price Face Amount ($ in 000’s) *Data as of Sept. 30, 2009

Debt Maturities *Data as of Sept. 30, 2009 Pro forma for 100 Church St. $’s in Millions $596.7 $476.0 $1,829.6 $455.6 $3,428.0 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2010 2011 2012 2013 Thereafter Corporate Secured

Credit Considerations 3.6 yrs. 72.1% NR NR 83.0% BDN (BBB-) 7.3 yrs. 36.6% 27.2% 19.3M 93.2% VNO (BBB) 7.8 yrs. 36.9% 83.8% 5.0M 94.7% ROP (BB+) 5.0 yrs. 6.0 yrs. 6.2 yrs. 7.8 yrs. Average In-Place Lease Term 57.9% 79.91% 24.7M 90.0% CLI (BBB) 47.9% 5.6% 1.3M 93.7% BPO (BBB) 45.7% 65.2% 21.3M 92.1% BXP (A-) 33.5% % Lease Roll in the Next 5 Years 37.0% Unencumbered SF as a % of Total SF 8.3M Unencumbered SF 94.5% Occupancy SLG Data as of 9/30/09 SOURCE: Bank of America Merrill Lynch & Peer Public Information NR = Not reported

Key Financial Covenants Unsecured Credit Facility 2.32x 49.3% 13.7% 2.06x 49.7% BDN (BBB-) 2.33x 29.8% 5.6% 2.98x 22.2% ROP (BB+) NR NR 12.9% 2.97x 39.8% CLI (BBB) NR NR NR 1.91x 55.0% BPO (BBB) NR 36.0% 24.2% 2.83x(1) 44.8% BXP (A-) 2.93x 30.0% 27.0% 2.15x 40.0% VNO (BBB) 3.08x > 1.75x Unencumbered Interest Coverage 49.3%* < 60% Unsecured Debt/Unencumbered Assets 24.7%* < 50% Secured Debt/Total Assets 2.71x > 1.50x Fixed Charge Coverage 47.7%* < 60% Total Debt/Total Assets SLG 9/30/09 Covenant Ratios Data as of 9/30/09 (1)Reported as interest coverage SOURCE: Bank of America Merrill Lynch & Peer Public Information NR = Not reported

8.3M Unencumbered SF & $211M NOI(1) Unencumbered Asset Pool 750 3rd Ave. (2) 555 W. 57th St.(2) 461 5th Ave(2) 1350 AoA 1185 AoA 810 7th Ave. 200 Summit Lake Drive 140 Grand St. Rye Brook Plaza 1055 Washington Blvd. 360 Hamilton Ave. 750 Washington Blvd. (1) Reflects 2010 Projected GAAP NOI (2) Not included in Reckson Operating Partnership

Guidance

FFO Composition Weighted Average Shares 71,947 79,217 $(4.82) Increasing LIBOR Repurchase or repayment of recourse debt $(4.83) Interest & Preferred Dividends $(0.95) Reduced incentive compensation Renewal of Employment Agreements $(1.03) G&A $- $10M - $20M of potential reserves in 4Q09 $(0.76) Reserves Net of Bond Gains $0.74 No promotes or gains assumed Reduced SF balances and additional non-accrual loans $1.13 Structured Finance & Other $2.87 Same Store NOI flat Vacancy at 800 Third Ave. & 1221 AoA 7% increase in real estate taxes and utilities $3.13 Property NOI – Joint Venture $6.16 Same store NOI flat 7% increase in real estate taxes and utilities $6.78 Property NOI – Wholly Owned 2010: $4.00* 2009: $4.42* *Midpoint of Management’s Guidance A reconciliation to the most directly comparable GAAP financial measure is contained in the Company’s current report on form 8-K to which this presentation is attached as an exhibit

2010 FAD & CAD Analysis Per Share ($ in 000’s except per share data) $1.96 $155,000 CAD ($0.09) ($7,000) Redevelopment ($0.18) ($14,000) First Cycle Capital $2.23 $176,000 FAD ($1.35) ($107,000) and Recurring Cap Ex Second Cycle TI & LC $3.58 $283,000 ($0.43) ($34,000) Less Non Cash Accting Adj (SL, 141, Def Fin Costs, Non-cash Comp) $4.00* $317,000 Run Rate Earnings *Midpoint of Management’s Guidance A reconciliation to the most directly comparable GAAP financial measure is contained in the Company’s current report on form 8-K to which this presentation is attached as an exhibit

Taxable Income per Share $1.00 $0.75 $0.40 $0.95 Taxable Income/Share - High $0.40 $30M - 80M 2012 (Est) $0.40 $30M – 60M 2011 (Est) $30M – 35M $55M ESTIMATED Taxable Income $0.40 $0.95 Taxable Income/Share - Low 2010 (Est) 2009 (Est) ($ in 000’s except per share)

Cost of Capital* 5.75% 6.25% 4.50% 4.00% Cap Rates on Properties Sold 15.0 - 20.0% 12.5 - 13.5% 6.75 - 7.75% 2.0 - 3.0% 2009 6.5% 9.0 – 11.0% 8.0 - 9.0% 6.0 – 7.0% 1.5 – 2.5% Projected 12.0 - 15.0% 11.0 - 12.0% 7.5 - 8.25% 4.5 - 5.5% 2008 8.0 - 9.0% 7.5 - 8.0% 5.5 - 6.25% 6.25 - 6.5% 2007 Weighted Average Cost of Capital Equity Pref. Equity Fixed Debt Variable Debt *Management estimates 30% 10% 35% 25%

2009 Goals & Objectives

12/4/09 $521 6.0% $9,105 $(778) $(857) $(592) $(296) $(864) $12,492 $60.30 $569 5.5% $9,929 $(778) $(857) $(592) $(296) $(864) $13,316 $71.00 $464 6.8% $8,104 $(778) $(857) $(592) $(296) $(864) $11,491 $47.97 Implied Cap Rate Based on Cash NOI Retail Properties Implied NYC Property Value PSF Per Share Price Cash Structured Finance @ Book Suburban Properties Total Enterprise Value (in mm’s) Residual Value Implied for New York Assets Other (Fee Interests, Land, Air Rights, etc.) Incorporates management estimates Implied Cap Rate & Cost Per Square Foot

2010 Goals & Objectives Sign >1.5M SF of NYC Leasing Source $250M of New Investment Opportunities Reposition 1515 Broadway Retail Refinance Maturing Indebtedness on 1515 Broadway Maintain NYC Portfolio Occupancy of >94% Complete Repositioning & Leasing of 333 W. 34th St. Complete Foreclosure & Commence Repositioning of 100 Church St. Maintain Floor Liquidity of $350M of Unrestricted Cash Achieve Mark-to-Market on New NYC Leases of -5% to +5% Be Awarded the Aqueduct VLT Franchise Upgrade Rating of ROP Term Out >$200M of Maturing Unsecured Debt Generate Free Cash Flow >$125M Finish in Top Quartile of Peer Group Total Return to Shareholders

Q & A

2009 Annual Investor Conference & Property Tour